UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2015

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 2, 2015, M&T Bank Corporation (“M&T”) filed a Current Report on Form 8-K (the “Original Report”) to report that effective as of November 1, 2015, M&T completed the acquisition of Hudson City Bancorp, Inc. (“Hudson City”) through the merger of Hudson City with and into Wilmington Trust Corporation, a wholly owned subsidiary of M&T (“WTC”), with WTC surviving the merger (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements of Hudson City as of December 31, 2014 and 2013, and for each of the years in the period ended December 31, 2014, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Hudson City as of and for the nine months ended September 30, 2015, as well as the accompanying notes thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b)    Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is being furnished under this Item 9.01(b) as Exhibit 99.3 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of M&T under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing:

•	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2015, giving effect to the Merger as if it occurred on September 30, 2015;

•	Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2015, giving effect to the Merger as if it occurred on January 1, 2014; and

•	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2014, giving effect to the Merger as if it occurred on January 1, 2014.

(d)    Exhibits

Exhibit No.	Description of Exhibit

Exhibit 23.1	Consent of KPMG LLP.

Exhibit 99.1	Audited consolidated financial statements of Hudson City for the year ended December 31, 2014 (incorporated by reference to the Form 10-K filed by Hudson City with the SEC on March 2, 2015, as Amended on April 30, 2015). File No.: 000-26001.

Exhibit 99.2	Unaudited consolidated financial statements of Hudson City as of and for the nine months ended September 30, 2015, as well as the accompanying notes thereto.

Exhibit 99.3	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2015, giving effect to the Merger as if it occurred on September 30, 2015; Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2015, giving effect to the Merger as if it occurred on January 1, 2014; and Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2014, giving effect to the Merger as if it occurred on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, M&T has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

By: /s/ René F. Jones
Name: René F. Jones
Title: Executive Vice President and Chief Financial Officer

Date: January 15, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 23.1	Consent of KPMG LLP.

Exhibit 99.1

Audited consolidated financial statements of Hudson City for the year ended December 31, 2014 (incorporated by reference to the Form 10-K filed by Hudson City with the SEC on March 2, 2015, as Amended on April 30, 2015). File No.: 000-26001.

Exhibit 99.2	Unaudited consolidated financial statements of Hudson City as of and for the nine months ended September 30, 2015, as well as the accompanying notes thereto.

Exhibit 99.3

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2015, giving effect to the Merger as if it occurred on September 30, 2015; Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2015, giving effect to the Merger as if it occurred on January 1, 2014; and Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2014, giving effect to the Merger as if it occurred on January 1, 2014.